Supplement dated June 15, 2016
to the Prospectus and Summary Prospectus, as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia International Value Fund (the Selling Fund)	7/1/2015

In December 2015 the Board of Trustees (the Board) of the Selling Fund and buying fund listed in the table below (the Buying Fund) approved a proposal to merge the Selling Fund with and into the Buying Fund, and earlier this year the Selling Fund began soliciting shareholder approval of the proposed merger. At the Joint Special Meetings of Shareholders, although a significant majority of shares that were voted were in favor of the merger, an insufficient number of shares were voted (either For or Against the proposed merger) to exceed the threshold constituting approval by a "majority" of shareholders, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). The 1940 Act defines such a majority as the lesser of (i) 67% or more of the voting securities of a fund that are present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy at the meeting, or (ii) more than 50% of the outstanding voting securities of the fund.
Having determined that the proposed merger remained in the best interest of the shareholders, and consistent with the 1940 Act, at a meeting held on June 13-15, 2016, the Board voted to proceed with the merger. This determination was based in part on applicable law (including the 1940 Act) permitting implementation of the merger without obtaining any shareholder approval. The merger is expected to occur on or about June 24, 2016 and is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Selling Fund	Buying Fund	Reorganization Date
Columbia International Value Fund	Columbia Overseas Value Fund	June 24, 2016
In connection with the reorganization, the following rules and policies will apply:
Restrictions and Other Policies on New Account Openings, Purchases, Exchanges and Redemptions of Selling Fund Shares
New Accounts
New account applications for the purchase of shares of the Selling Fund received in good order will be accepted through the close of business on the Selling Fund’s Reorganization Date, as identified in the table above. Thereafter, any account application for shares of the Selling Fund will be rejected. Further, any request made to open a new account for shares of the Selling Fund after the close of business on its Reorganization Date will not automatically be treated as a request to open a new account for shares of the Buying Fund and efforts will be made to contact the party making the new account request.
Purchases, Exchanges and Redemptions of Shares of the Selling Fund
Purchases, exchanges and redemptions of shares of the Selling Fund will continue to be accepted through the close of business on the Selling Fund’s Reorganization Date, as identified in the table above. In addition, any request to purchase, exchange or redeem shares of the Selling Fund received in good order within 30 days after the close of business on the Reorganization Date will automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund. After this 30-day period, any request to purchase, exchange or redeem shares of the Selling Fund will be rejected and will not automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund.
Systematic Investment Plan and Systematic Withdrawal Plan Transactions
If you are currently participating in the Systematic Investment Plan or Systematic Withdrawal Plan with respect to the Selling Fund, your current systematic transactions will be carried over from the Selling Fund to the Buying Fund.
Certificates of Shares
If you currently hold any shares of the Selling Fund in certificate form, those shares will be deemed null and void upon completion of the fund merger. Your shares will be held in “deposit” or book entry form in the corresponding Buying Fund.
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Important Note
Because the Selling Fund will merge into the Buying Fund on its Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Selling Fund prior to its Reorganization Date. You should consider the investment objectives, risks, charges and expenses of the Buying Fund and/or Selling Fund carefully before investing. To obtain the Buying Fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial advisor or visit www.columbiathreadneedleus.com.
Shareholders should retain this Supplement for future reference.
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